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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2017 (September 11, 2017)

Boulevard Acquisition Corp. II
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-37561 (Commission File Number)	46-4583763 (I.R.S. Employer Identification Number)

399 Park Avenue, 6th Floor New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 878-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

General

        On September 11, 2017, Boulevard Acquisition Corp. II (the "Company"), Estre Ambiental S.A., a sociedade anônima organized under the laws of Brazil ("Estre"), Boulevard Acquisition Corp II Cayman Holding Company, a Cayman Islands exempted company limited by shares ("Newco"), and BII Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Newco ("Merger Sub"), entered into an Amended and Restated Business Combination Agreement (the "Business Combination Agreement"), pursuant to which the Company agreed to combine with Estre (the "Business Combination"). As a result of the Business Combination, the Company and Estre will become subsidiaries of Newco. The Business Combination Agreement amends and restates the previously announced business combination agreement between the Company and Estre, dated August 15, 2017 (the "Original Business Combination Agreement"). The amendments to the Original Business Combination Agreement, as reflected in the Business Combination Agreement, do not impact the relative economic rights of the parties thereto. Newco and Merger Sub joined as parties to the Business Combination Agreement as they were not parties to the Original Business Combination Agreement.

        Under the Business Combination Agreement: (i) the holders of shares of the Company's Class A common stock, par value $0.0001 per share ("Class A Common Stock") will receive one ordinary share of Newco (the "Newco Ordinary Shares") in exchange for each share of Class A Common Stock held by them (other than any shares canceled pursuant to the Business Combination Agreement or any shares of Class A Common Stock held by the public stockholders who have validly elected to have such shares redeemed by the Company in connection with consummation of the Business Combination), (ii) the holders of the shares of the Company's Class B common stock, par value $0.0001 per share ("Class B Common Stock") (the Class A Common Stock and the Class B Common Stock, collectively, the "Common Stock"), will retain their shares of the Class B Common Stock and will also receive one Class B Share, par value $0.0001 per share, of Newco (the "Newco Class B Shares"), for each share of Class B Common Stock held by them, (iii) each of the Company's outstanding warrants will cease to represent a right to acquire shares of Class A Common Stock and will instead represent the right to acquire the same number of Newco Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Business Combination (the "Converted Warrants"), and (iv) the holders of shares of Estre's capital stock will convert their shares into 35,399,681 Newco Ordinary Shares (or 32,438,237 Newco Ordinary Shares if Angra (as defined below) elects to not convert its Estre Current Shares (as defined below) into Newco Ordinary Shares prior to effecting the Merger (as defined below)). The Newco Class B Shares will be voting shares only and have no economic rights. Following the first anniversary of the closing of the Business Combination, the holders of shares of Class B Common Stock will be entitled to exchange their shares of Class B Common Stock for Ordinary Shares (on a share for share basis) and, upon such exchange, an equal number of Newco Class B Shares held by the exchanging shareholder shall be automatically surrendered to Newco for no consideration and, accordingly, the exchanging shareholder shall cease to be a holder of the portion of such Newco Class B Shares automatically surrendered.

        In connection with the Business Combination, the parties intend to apply to list the Newco Ordinary Shares on the Nasdaq Stock Market ("NASDAQ").

Estre

        Estre is a Brazilian waste management company which provides services including urban waste collection, recycling, soil and water remediation, hazardous industrial waste disposal, medical waste treatment, landfill operations and environmental consultancy. Estre was founded in 1999 and is based in São Paulo, Brazil.

The Business Combination Agreement

  Pre-Closing Restructuring

        Prior to the closing of the Business Combination, Estre and Newco will complete a restructuring (the "Pre-Closing Restructuring") pursuant to which, immediately prior to effecting the Merger, the holders of shares of Estre's capital stock immediately prior to the Merger will convert their Estre shares (the "Estre Current Shares") into 35,399,681 Newco Ordinary Shares, and Estre will, as a result, become a subsidiary of Newco; provided that Angra Infra Multiestratégia Fundo de Investimento em Participações ("Angra") may elect to not convert its Estre Current Shares into Newco Ordinary Shares prior to effecting the Merger and may continue to hold such Estre Current Shares in relation to Angra's put option right (the "Angra Put Option"), in which case 32,438,237 Newco Ordinary Shares would be issued to the holders of Estre's capital stock immediately prior to the Merger (other than Angra).

        The holders of Estre Current Shares have approved the Business Combination and the Pre-Closing Restructuring, including the exchange (subject to Angra in relation to the Angra Put Option) of the Estre Current Shares for the Newco Ordinary Shares.

  The Merger

        Pursuant to the Business Combination Agreement, Merger Sub will merge with and into the Company (the "Merger"), with the Company surviving the Merger as a subsidiary of Newco.

  Merger Consideration

        Each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than any shares canceled pursuant to the Business Combination Agreement or any shares of Class A Common Stock held by holders who have validly elected to have their shares redeemed by the Company in connection with consummation of the Business Combination), will be automatically converted into one Newco Ordinary Share.

        Each share of Class B Common Stock issued and outstanding immediately prior to the effective time of the Merger (following the forfeiture of the shares of Class B Common Stock, if any, pursuant to the Forfeiture and Waiver Agreement described below) will remain outstanding as a Class B Common Stock, and, pursuant to the Merger, each holder of Class B Common Stock will also receive one Newco Class B Share for each share of Class B Common Stock held by such stockholder. The Newco Class B Shares will be voting shares only and have no economic rights. Following the first anniversary of the closing of the Business Combination, the holders of shares of Class B Common Stock will be entitled to exchange their shares of Class B Common Stock for Ordinary Shares (on a share for share basis) and, upon such exchange, an equal number of Newco Class B Shares held by the exchanging shareholder shall be automatically surrendered to Newco for no consideration and, accordingly, the exchanging shareholder shall cease to be a holder of the portion of such Newco Class B Shares automatically surrendered.

        In connection with the execution of the Original Business Combination Agreement, the Company, Estre and Boulevard Acquisition Sponsor II, LLC (the "Sponsor") entered into the Forfeiture and Waiver Agreement, dated August 15, 2017 (the "Forfeiture and Waiver Agreement"), pursuant to which the Sponsor will immediately prior to the effective time of the Merger, in certain circumstances, forfeit and surrender to the Company, for no consideration, the number of shares of Class B Common Stock set forth therein.

        Each of Boulevard's outstanding warrants will, as a result of the Business Combination, cease to represent a right to acquire shares of Boulevard Class A Common Stock and will instead represent the right to acquire the same number of Ordinary Shares, at the same exercise price and on the same terms as in effect immediately prior to the closing of the Business Combination.

        Each of Ordinary Share certificate issued and outstanding immediately prior to the effective time of the Merger will be automatically deemed to be substituted by one Ordinary Share certificate registered pursuant to an effective registration statement on Form F-4 of Newco filed with the U.S. Securities and Exchange Commission (the "SEC").

  Newco Board of Directors

        The Business Combination Agreement provides that, upon the consummation of the Merger, Newco's board of directors will be comprised of no fewer than 11 directors, at least a majority of whom will qualify as independent directors under the rules promulgated by NASDAQ and with a majority of such board of directors being comprised of non-U.S. residents. The directors of Newco will be disclosed in an amendment to the Registration Statement (defined below) and will include Messrs. Sergio Pedreiro, Andreas Gruson and Stephen Trevor. Seven independent directors will be comprised of Andreas Gruson and six individuals selected by mutual agreement of Boulevard and Estre.

        A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such contract. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and are used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Item 8.01.    Other Events.

        In connection with the Business Combination, on September 12, 2017, Newco filed a registration statement on Form F-4 (File No. 333-220428) (the "Registration Statement") with the SEC, which includes a preliminary proxy statement of the Company, and constitutes a preliminary prospectus of Newco.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.		Exhibit
2.1	*	Amended and Restated Business Combination Agreement, dated September 11, 2017, by and among the Company, Estre, Newco and Merger Sub.

*
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Additional information

        In connection with the proposed Business Combination, a Registration Statement on Form F-4 was filed with the SEC that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to holders of the Company's common stock in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Business Combination as well as the prospectus covering the registration of the Ordinary Shares issued in connection with the Business Combination. The Company will mail the definitive proxy statement/prospectus to its stockholders. The Company's stockholders are urged to read the definitive proxy statement/prospectus regarding the Business Combination when it becomes available because it will contain important information regarding the Company, Estre, Newco, Merger Sub, the Business Combination, the agreements related thereto and related matters. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by the Company or Newco with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to the Company at 399 Park Avenue, 6th Floor, New York, New York 10022, or by calling the Company at (212) 878-3500.

Participants in the Solicitation

        The Company, Estre and Newco and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017. Additional information regarding interests of such participants will be contained in the definitive proxy statement/prospectus when available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

        This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-looking Statements

        This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding 2018 adjusted EBITDA projections and forecasts of other financial and performance metrics, projections of market opportunity, macroeconomic outlook and the expected benefits of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of the Company and Estre management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions in Brazil; potential government interventions resulting in changes to the Brazilian economy, applicable taxes and tariffs, inflation, exchange rates, interest rates and the regulatory environment; changes in the financial condition of Estre's clients affecting their ability to pay for its services; the results of competitive bidding processes, which could lead to the loss of material contracts or curtail Estre's expansion efforts; Estre's history of losses; the outcome of judicial and administrative proceedings to which Estre is or may become a party or governmental investigations to which Estre may become subject that could interrupt or limit Estre's operations, result in adverse judgments, settlements or fines and create negative publicity; changes in Estre's clients' preferences, prospects and the competitive conditions prevailing in the Brazilian waste management; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Newco or the expected benefits of the proposed Business Combination or that the approval of the stockholders of the Company and/or the shareholders of Estre for the Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of the Company and Estre; the amount of redemption requests made by the Company's stockholders; the ability of the Company or Newco to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, including, without limitation, pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, which could dilute the interests of the Company's stockholders; those factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors," and other documents of the Company filed, or to be filed, with the SEC. These statements speak only as of the date they are made and neither the Company nor Estre undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this communication.

 EXHIBIT INDEX

Exhibit No.		Exhibit
2.1	*	Amended and Restated Business Combination Agreement, dated September 11, 2017, by and between the Company, Estre, Newco and Merger Sub.

*
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 12, 2017

BOULEVARD ACQUISITION CORP. II
By:	/s/ STEPHEN TREVOR
	Name:	Stephen Trevor
	Title:	Chief Executive Officer

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURE